UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
June 29, 2007
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	0-24216	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
(Address of Principal Executive Offices)               (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On June 29, 2007, IMAX Corporation (the “Company”) provided an update on the filing of its 2006 Annual Report on Form 10-K and quarterly report on Form 10-Q for the quarter ended March 31, 2007, and announced certain unaudited financial information regarding the Company’s operations and financial condition, which press release is incorporated by reference herein and furnished pursuant to Item 2.02 of Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1
     The information in this Current Report on Form 8-K under this item 2.02, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: June 29, 2007	By:	/s/ “Robert D. Lister”
		Name:	Robert D. Lister
		Title:	General Counsel

	By:	/s/ “G. Mary Ruby”
		Name:	G. Mary Ruby
		Title:	Corporate Secretary